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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   September 13, 2007
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                             Salon Media Group, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                     0-26395                94-3228750
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 (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)

        101 Spear Street, Suite 203, San Francisco, CA       94105
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           (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (415) 645-9200
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 13, 2007, Elizabeth Hambrecht resigned her positions of President and Chief Executive Officer of Salon Media Group, Inc. ("Salon"). Ms. Hambrecht's resignations did not affect her service as a Class III Director of the Company's Board of Directors (the "Board").

On September 13, 2007, the Board appointed Christopher Neimeth, age 37, as the Company's Chief Executive Officer and filled a Class II Director vacancy on the Board pursuant to the Company's bylaws.

In connection with Mr. Neimeth's appointment as the Company's Chief Executive Officer, the Board approved and the Company executed an Amendment No. 1 to Employment Agreement (the "Amendment"), which provides for certain amendments to the terms of Mr. Neimeth's employment agreement. A copy of the Amendment is attached hereto as Exhibit 10.34 and is incorporated herein by reference.

Mr. Neimeth joined Salon in June 2006 as its Senior Vice President - Publisher. Prior to joining Salon, Mr. Neimeth served as President, IAC Partner Marketing from August 2004 through October 2005 of InterActive Corporation. From March 2001 through August 2004 he served as Executive Vice President, National Sales of Ticketmaster, a wholly owned subsidiary of InterActive Corporation. From December 1999 through December 2000 he served as President and Chief Executive Officer of Real Media, Inc. From September 1999 through November 1999 he served as Senior Vice President, Business Development and Strategic Planning and from September 1995 through September 1999 he served as Group Vice President of The New York Times Digital.

Item 9.01    Financial Statements and Exhibits

Exhibit No.  Description
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10.34        Amendment No. 1 to Employment Agreement between Salon Media
             Group, Inc. and Christopher Neimeth.

SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SALON MEDIA GROUP, INC.


Dated:  September 14, 2007              /s/ Conrad Lowry
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                                        Conrad Lowry, Chief Financial Officer
                                        and Secretary


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